Related party transactions	12 Months Ended
Dec. 31, 2025
Notes and other explanatory information [abstract]
Related party transactions

21	Related party transactions

Advances from related parties

As the single largest shareholder, Jack Kaye our CEO, controls 41% of the Ordinary Shares of Company and is the sole provider of operational funding. At December 31, 2025, and 2024, Mr. Kaye was owed advances of €907,671 and €30,804, respectively, through companies that he controls, including Malbrite Limited, Rallinson Corporation and Davion Healthcare Corporation. The balance owed at December 31, 2024 is classified in Trade and other payables on the consolidated balance sheet. Mr. Kaye has pledged his financial support that is necessary for 12 months from the date of issuance of these consolidated financial statements.

On June 30, 2024, advances to the Company by Jack Kaye amounting to €4.6 million and €1.0 million in fees due David Paul Alexander Over, a director of Davion Healthcare Plc, were converted into 598,246 shares at a conversion rate equivalent to one ordinary share for every $10 (Euro conversion equivalent to) owed.

Remuneration of key management personnel

In January 1st 2025, the Chief Executive Officer, Jack Kaye and the Chief Commercial Officer, David Paul Alexander (“the Executive Directors), entered into service agreements with the Company in exchange for annual renumeration of €1,800,000 and €1,200,000, respectively including other executive level benefits. In March of 2025, the Executive Directors agreed to freeze their service contracts without any accrual being credited, until such time the Company is listed on a public exchange. In January 2026, these service agreements were cancelled with no fees owing through December 31, 2025. New service agreements will be put in place once the Company is listed on Nasdaq. The parties have agreed that new Service Agreements shall be established immediately prior to, or within fourteen days following, the listing of the Company’s securities on a regulated stock exchange. Such new agreement shall: reflect the current operational and financial position of the Company as a pre-revenue entity; and provide for compensation, benefits, and incentive arrangements commensurate with those typically applicable to executives of comparable small-capitalization publicly listed companies.

In December 2025 Andreas Ttofi, was appointed as the Company’s Chief Financial Officer and an Executive Director on the Board. Mr. Ttofi’s service agreement provides for a monthly salary of €10,000 plus other benefits, which will begin to accrue upon the Company being listed on Nasdaq.

In January 2025 the Company added four additional independent directors and in December added one additional independent director to the Board of Directors. The independent directors have agreed to have their compensation frozen without any accrual being credited in 2025 and until such time that the Company is listed on a public exchange, at which time their renumeration will commence.

For the year ended December 31, 2024, the Company incurred €400,000 with regards to director fees by David Paul Alexander Over, a director of Davion Healthcare Plc. and €600,000 with regards to service fees by Jack Kaye, a director of Davion Healthcare Plc.